Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2016
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
(10) Commitments and Contingent Liabilities

(a) Leases

The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2017	$7,134
2018	6,953
2019	6,848
2020	6,601
2021	6,372
2022 and after	35,758
$69,666

(b) Litigation

Existing litigation arising in the normal course of business is not expected to result in any material loss to the Company.

(c) Outsourced Services

The Company contracted with third-party service providers to perform certain banking functions. The outsourced services include data and item processing for the Bank and trust operations. The service expense can vary based upon the volume and nature of transactions processed. Outsourced service expense was $6.2 million for 2016, $5.9 million for 2015 and $5.4 million in 2014. The Company is contractually obligated to pay these third-party service providers approximately $6 to $7 million per year through 2020.